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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                        September 14, 1998
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        Date of Report (Date of earliest event reported)


            STARTEC GLOBAL COMMUNICATIONS CORPORATION
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     (Exact name of registrant as specified in its charter)


  Maryland                   000-23087             52-1660985
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(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)            Identification
Incorporation                                          No.)


10411 Motor City Drive Bethesda, Maryland              20817
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 (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:
                           301-365-8959
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                          Not applicable
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   Former name or former address, if changed since last report)

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Item 5.  Other Events.

     The Company previously issued the accompanying press releases announcing that (i) it had acquired all of the outstanding stock of Trans Pacific Technology, Inc., a signatory owner of the Sea-Me-We-3 undersea cable consortium, (ii) its domestic network expansion into California and Texas, and (iii) its purchase of a 45 megabit circuit (DS-3) on the Gemini transatlantic cable between New York City and the United Kingdom.

Item 7.  Financial Statements and Exhibits.

Exhibits
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   99.1  Press Release dated September 3, 1998.
   99.2  Press Release dated August 20, 1998.
   99.3  Press Release dated July 6, 1998.

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                    By:  /s/ PRABHAV V. MANIYAR
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                         Prabhav V. Maniyar
                         Senior Vice President and Chief
                         Financial Officer

Dated:    September 14, 1998
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                          EXHIBIT INDEX

Exhibit No.         Description                             Page
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    99.1            Press Release dated September 3, 1998
    99.2            Press Release dated August 20, 1998
    99.3            Press Release dated July 6, 1998